Exhibit 10.1


                        REAL ESTATE PURCHASE AGREEMENT


        This Real Estate Purchase Agreement (Agreement) is made and entered into as of this 31st day of October, 2007, by and between Union Bank and Trust Company (Buyer), and First National Life of the USA (Seller):

WITNESSETH:

        In consideration of the mutual covenants of the parties recited herein, it is mutually agreed as follows:

        1. PROPERTY. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller real estate legally described on Exhibit A (the Property), together with any easements and servient estates appurtenant thereto, free and clear of all liens, encumbrances, encroachments, leases, but with reservations and exceptions as follows:

               a. Real estate taxes on a pro-rated basis for 2007 as set forth in paragraph 8.

        2. PRICE AND PAYMENT. Buyer agrees to pay Seller for Property the sum of $600,000.00 (the Purchase Price) on the Closing Date (as defined in Section 6 hereof).

        3. TITLE. On the Closing Date, Seller will execute and deliver to Buyer a warranty deed (the Deed) conveying said Property to Buyer (or its designee) in fee simple free and clear of all liens, encumbrances, encroachments, and leasehold interests pursuant to and in conformity with this Agreement.

        4. CLOSING COSTS. Seller shall be obligated to prepare the Deed and to pay Documentary Stamp taxes and recording fees, if any, relating to this transfer. Each party shall pay its own attorney fees. Buyer and Seller agree to retain Union Title Company as the escrow closing agent and title insurance agent (Title Company) to close this transaction and shall execute the Title Company's agreement upon reasonable request. Buyer and Seller agree to equally share the cost for such escrow closing service.

        5. TITLE INSURANCE. Seller shall obtain a title insurance commitment on the Property issued by the Title Company. The title insurance commitment will show marketable title to the Property in Seller and in accordance with the terms and conditions of this Agreement. Seller and Buyer shall each pay 50% of the expense of an owner's title insurance policy and any endorsements thereto insuring the Property for the amount of the Purchase Price.

        6. CLOSING DATE. The Closing Date (Closing Date) shall occur on December 3, 2007, or another mutually agreeable date. On the Closing Date, Seller shall deliver to Buyer the following: (i) original, executed Deed; (ii) original, executed Lease; (iii) original, executed Assignment of Lease in a form approved of by Buyer; (iv) original, executed consent to assignment of the Lease from the tenant thereof, in a form approved of by Buyer; and (v) lien affidavit, estoppel certificate and all other items required to be delivered to Buyer on the Closing Date. In no event shall Closing occur or this Agreement be deemed effective until the Nebraska Department of Insurance has approved this Agreement and consummation of the sale of the Property.

        7. POSSESSION. Seller shall deliver possession of the Property to Buyer on or prior to the Closing Date.

        8. TAXES. Seller shall be responsible for real estate taxes on the Property for 2006 and all prior years. Taxes for the year 2007 shall be prorated to the Closing Date based upon the most current valuation and the most current tax levy rate. Seller shall pay any special assessments levied against the Property prior to the Closing Date.

        9. PRORATIONS. Income, expenses, rents and liabilities attributable to the Property as of midnight on the day preceding the Closing Date, shall be for the account of Seller and thereafter for the account of Buyer.

        10. REAL ESTATE COMMISSION. Buyer and Seller represent that neither have executed any listing agreement or other document with a real estate broker. In the event that any real estate broker claims a commission, finder's fee, or other compensation as a result of this transaction, the party alleged to have entered into an agreement with such a broker shall indemnify and hold the other party harmless from and against any such commission, finder's fee, or other compensation.

        11. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer now and as of the Closing Date that:

               a. ORGANIZATION AND STANDING. It is a duly organized limited liability company validly existing in good standing and qualified to do business in the State of Nebraska;

               b. AUTHORIZATION. All necessary action and consent to duly approve the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby has been taken by Seller, and this Agreement constitutes a valid and binding agreement of Seller enforceable in accordance with its terms;

               c. LITIGATION. No judgment is issued or outstanding against Property or Seller which would prevent or hinder Seller's conveyance of the Property. No litigation, action, special assessment, charge, lien, suit, judgment, proceeding, or investigation is pending or outstanding before any forum, court, or governmental body, department, or agency of any kind or, to the knowledge of Seller, threatened to which Seller or the Property is a party, which might reasonably result in any material adverse change in the condition of the Property. Seller does not know of any basis for such claim, litigation, action, special assessment, charge, lien, suit judgment, proceeding, or investigation;

               d. INSOLVENCY. No insolvency proceedings of any character including without limitation, bankruptcy, receivership, reorganization, composition, or arrangement with creditors, voluntary or involuntary, affecting Seller or any of its assets or properties is now or on the Closing Date will be pending or, to the knowledge of Seller, threatened. Seller shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such insolvency proceedings;

               e. COMPLIANCE WITH APPLICABLE LAWS. The Property is now and on the Closing Date will be in material compliance with applicable laws, ordinances, regulations, rules and orders.

               f. RECEIPT OF NOTICES. Seller has received no actual or constructive notice of any zoning changes from any governmental entity, denial of curb cuts from any governmental entity, denial of utilities, or other matter which may affect the value for the use of the property. The Property is properly zoned for the use to which it is being put.


        12. INSPECTIONS. On or prior to the Closing Date, Buyer retains the right to conduct such inspections of the Property as it deems necessary and advisable, provided 24 hours notice of same is first provided to Seller. Seller shall permit Buyer access to the Property for purpose of conducting inspections. Seller agrees to deliver to Buyer any and all requested documents relating to the condition of the Property that Seller has in its possession.

        13. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller that:

               a. ORGANIZATION AND STANDING. Buyer is now and on the Closing Date will be a corporation duly organized, validly existing, and in good standing and qualified to do business in the State of Nebraska;

               b. AUTHORIZATION. By Closing, all necessary corporate action to duly approve the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will have been taken by Buyer, and this Agreement will constitute a valid and binding agreement of Buyer enforceable in accordance with its terms; and

               c. ABSENCE OF RESTRICTIONS. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby by Buyer do not conflict with or result in the termination or breach of any term, condition, or provision of or constitute a default under the Articles of Incorporation or bylaws of Buyer, or of any contract, lease, agreement, or other instrument or condition by which it is bound.

        14. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS. The obligation of Buyer to consummate the transactions contemplated hereby is subject to the fulfillment prior to and at the Closing Date of each of the following conditions:

               a. REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time and Buyer shall have completed its inspections permitted by this Agreement with satisfactory results;

               b. PERFORMANCE. Seller shall have in all material respects performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to and at the Closing Date;

               c. ENVIRONMENTAL ASSESSMENT. Buyer, at its expense, reserves the right to retain an environmental consultant to inspect the Property and review relevant information pursuant to Environmental Assessment standards and to issue a report of such inspection and review. In the event that the Environmental Assessment report is unsatisfactory to Buyer or reveals the suspected presence of Hazardous Substances or wetlands, either party may rescind this Agreement.

        15. DEFAULT. Time is agreed to be of the essence. In the event either party fails to comply with any of the material terms hereof for a period of fifteen (15) days after written notice to defaulting party from the other party specifying the nature thereof, then the other party may declare a default and seek any remedy at law or in equity without notice or demand, including specific performance.

        16. REMEDIES. If any of the events of default set forth in this Agreement shall occur and a defaulting party fails to cure the same within the express time period herein provided, the other party, in addition to any other rights of that party under this Agreement, may at its option and with ten (10) days prior written notice or demand exercise any rights and remedies available at law or equity, including, without limitation, specific performance of this Agreement. No remedy herein is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of any party in exercising any remedies or power accruing upon any event of default shall impair any remedies or power or shall be construed to be a waiver of any event of default or any acquiescence therein.

        17. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party to this Agreement. Any assignment by either party shall not terminate the liability of the assigning party to perform, unless a specific release in writing is given and signed by the other party to this Agreement.

        18. VISITATION. Until the Closing Date, Buyer or Buyer's agents shall have the right to reasonable visitation and inspections of the Property after Buyer has given reasonable notice to Seller or their agents, which notice shall be provided at least 24 hours in advance.

        19. LIEN AFFIDAVIT. Seller shall execute on the Closing Date an affidavit on the title insurance company's form which will remove all standard exceptions to Buyer's title insurance policy, whereby Seller represents that, including without limitation (i) there are no unpaid special assessments levied against the Property as of the Closing Date, (ii) there are no outstanding unpaid bills for labor, material, or utilities furnished to the Property as of the Closing Date, (iii) Seller has not received any notice of future improvements which might result in special assessments; and (iv) agreeing to indemnify and hold harmless the Buyer and title insurance company against all payments and expenses, including court costs and attorney's fees, if the above representations prove inaccurate in whole or in part.

        20. INDEMNIFICATION. Seller agrees to indemnify and hold Buyer harmless from and against any and all losses, damages, claims, liabilities and expenses (including without limitation reasonable attorneys fees) arising out of or emanating from the breach by Seller of any representation, warranty or covenant contained in this Agreement. The indemnity provisions contained in this Section 20 and all the other terms and conditions of this Agreement shall survive the Closing Date.

        21. RISK OF LOSS. Risk of loss or damage to the Property, prior to the Closing Date, shall rest with Seller. If, prior to the Closing Date, the structures on the Property are destroyed by fire, explosion, or any other cause, Buyer shall have the right to rescind this Agreement and Seller shall then refund to Buyer the earnest money.

        22. MISCELLANEOUS.

               (a) SEVERABILITY. If any non-economic mutual term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               (b) FURTHER ASSURANCES. Each undersigned party will, whenever it shall be reasonably requested to do so by the other, promptly execute, acknowledge, and deliver, or cause to be executed, acknowledged, or delivered, any and all such further conveyances, confirmations, instruments, or further assurances and consents as may be necessary or proper, in order to effectuate the covenants and agreements herein provided. Each of the undersigned parties shall cooperate in good faith with the other and shall do any and all other acts and execute, acknowledge and deliver any and all documents so requested in order to satisfy the conditions set forth herein and carry out the intent and purposes of this Agreement.

               (c) INTERPRETATIONS. Any uncertainty or ambiguity existing herein shall not be interpreted against either party because such party prepared any portion of this Agreement, but shall be interpreted according to the application of rules of interpretation of contracts generally.

               (d) CONSTRUCTION. Whenever used herein including acknowledgments, the singular shall be construed to include the plural, the plural the singular, and the use of any gender shall be construed to include and be applicable to all genders as the context shall warrant.

               (e) NONMERGER. All representations and warranties and covenants made herein are intended to survive closing and shall not be merged in the warranty deed. This Agreement shall not be canceled at closing.

               (f) TIME OF THE ESSENCE. Time is of the essence of this Agreement.

               (g) ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties. This Agreement cannot be modified or altered unless reduced to writing and consented to by all the undersigned parties.

               (h) NOTICE AND DEMANDS. Notice, demand, or other communication mandated by this Agreement by either party to the other shall be sufficiently given or delivered if it is sent by registered or certified mail, postage prepaid, return receipt requested or delivered personally.

               (i) EXECUTION IN COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

               (j) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               (k) NOTICES. All notices, demands and requests, which may or are required to be given by either party to the other under this Agreement, shall be deemed given upon receipt, shall be in writing and shall be given by personal delivery, overnight delivery or U.S. certified mail, postage prepaid, return receipt requested:

                      If to Seller:
                             Ken TenHulzen
                             First National Life of the USA
                             3606 South 38th Street
                             Lincoln, Nebraska 68516


                      If to Purchaser:

                             Alan Fosler
                             Union Bank and Trust Company
                             4732 Calvert Street
                             Lincoln, Nebraska 68516

                      With a copy to:

                             R. J. Shortridge
                             Perry, Guthery, Haase & Gessford, P.C., L.L.O. 233 S. 13th Street, Suite 1400
                             Lincoln, Nebraska 68508

               (l) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

SELLER

By:     /s/ KEN TENHULZEN
        ----------------------------------
        Ken TenHulzen
        President
        First National Life of the USA




BUYER

By:     /s/ ALAN FOSLER
        -----------------------------------
        Alan Fosler
        Union Bank and Trust Company

                                    EXHIBIT A

Legal Description: